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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                        -------------------------------

           DATE OF REPORT (DATE OF EVENT REPORTED): November 25, 2002


                                 LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                      001-14537                 52-2093696
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)


      3445 PEACHTREE ROAD, N.E.
      SUITE 700, ATLANTA, GEORGIA                                       30326
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (404) 364-9400


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ITEM 5.    OTHER EVENTS

         On November 25, 2002, Lodgian, Inc. ("the Company") issued a press release, announcing that it and the majority of its subsidiaries had emerged from bankruptcy.

         A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         99.1     Lodgian, Inc. Press Release, dated November 25, 2002.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    LODGIAN, INC.


                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Senior Vice President
                                              of Legal Affairs


Date: November 26, 2002


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                                 EXHIBIT INDEX


ITEM NO.

99.1     Lodgian, Inc. Press Release, dated November 25, 2002.


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